Shareholder’s Voting Proxy Agreement

This Shareholder’s Voting Proxy Agreement (the “Agreement”) is entered into as of July 25, 2008 between the parties in Fuzhou, Fujian Province, P.R.C.:

Party A: Green Planet Bioengineering Co., Ltd.Registered Address: #666 of Mingdu Mansion, #126, Gong Ye Nan Road, Sanming City

Party B:          Zhao Min, A citizen of P.R.C.,
And the Identity Card Number: 350111196808040358;
Zheng Minyan, A citizen of P.R.C.,
And the Identity Card Number: 350402801017202;
Jiangle Jianlong Mineral Industry Co., Ltd.,
    And the Business License Number: Qi He Ming Zong Fu Zi No.000264

WHEREAS:
1.
Party A is a wholly foreign-owned enterprise incorporated under the laws of the People’s Republic of China (the “P.R.C.”), and registered at Administration of Industry and Commerce Bureau of Sanming. The registered number is 350400400003046. It legally exists to date.

2.
As of the date of this Agreement, Party B are the only shareholder of Sanming Huajian Bio-Engineering Co., Ltd. (“Sanming Huajian”) and collectively legally hold all of the equity interest of Sanming Huajian;

3.	Sanming Huajian is an enterprise registered in Sanming City, Fujian Province, and legally existing to date. The number of its business license is 350400100007408.

4.
Party B desire to appoint the person designated by Party A to exercise their shareholders’ voting rights and other rights at Sanming Huajian in accordance with the laws and Sanming Huajian’s Articles of Association, and Party A is willing to designate such person.

NOW THEREFORE, the Parties hereby have reached the following agreement upon friendly consultations:

1.
Party B hereby agree to irrevocably appoint the person designated by Party A with the exclusive right to exercise, on their behalf, all of their shareholders’ voting rights at Sanming Huajian in accordance with the laws and Sanming Huajian’s Articles of Association, including but not limited to the rights to sell or transfer all or any of their equity interests of Sanming Huajian, and to appoint and elect the executive director of Sanming Huajian.

2.
Party A agrees to designate such Proxy Holders pursuant to Section 1 of this Agreement, and this person shall represent Party B to exercise their shareholders’ voting rights pursuant to this Agreement.

3.
Both Parties to this Agreement hereby acknowledge that, regardless of any change in the equity interests of Sanming Huajian, Party B shall appoint the person designated by Party A with all shareholders’ voting rights. Both Parties to this Agreement agree that Party B can not transfer their equity interests of Sanming Huajian. to any individual or company (other than Party A or the individuals or entities designated by Party A).

4.
Party B hereby acknowledge that they will withdraw the appointment of the person designated by Party A if Party A change such designated person and reappoint the substituted person designated by Party A as the new Proxy Holders to exercise their shareholders’ voting rights at Sanming Huajian.

5.	This Agreement sets forth and becomes effective when the Party A’s authorized representatives and Party B sign as the date mentioned on the first page.

6.	This Agreement shall not be terminated prior to the completion of acquisition of all of the equity interests in, or all assets of, Sanming Huajian by Party A;

7.	Any amendment and termination of this Agreement shall be in written and agreed upon by Both Parties.

8.
The conclusion, validity, interpretation, and performance of this Agreement and the settlement of any disputes arising out of this Agreement shall be governed by the laws and regulations of the People’s Republic of China.

9.
This Agreement is executed in Chinese and English in four (4) copies of each language; with everyone of Party A and Party B holding one copy of each language, and each original copy has the same legal effect. In the event of any conflict between the two versions, the Chinese version shall prevail.

[NO CONTEXT BELOW, SIGNATURE PAGE ONLY]

[SIGNATURE PAGE]

PARTY A: Green Planet Bioengineering Co., Ltd. (Seal)

Authorized Representative(Signature):

PARTY B: ___________________(Signature) ____________________(Signature)
Zhao Min                                         Zheng Minyan

Jiangle Jianlong Mineral Industry Co., Ltd. (Seal)

Legal Representative (Signature):

This Agreement is agreed and accepted by:

Sanming Huajian Bio-Engineering Co., Ltd. (Seal)

Legal Representative/Authorized Representative (Signature):